Risk Management and Report	12 Months Ended
Dec. 31, 2025
Risk Management and Report [Abstract]
Risk Management and Report
44.	Risk Management and Report:

(1)	Introduction:

Banco de Chile seeks to maintain a risk profile that ensures the sustainable growth that is aligned with its strategic objectives, maximizing value creation and guarantee its long-term solvency. The Overall risk management takes into consideration the different business segments to which the Bank, provides services, being approached from a comprehensive and differentiated perspective.

Our risk management policies are established to identify and analyze the risks faced by the Bank, set appropriate risk limits, alerts and controls, monitor risks and compliance with limits and alerts in order to perform the necessary action plans. Through its administration policies and procedures, the Bank develops a disciplined and constructive control environment. Policies as well as risk management standards, procedures and systems are regularly reviewed, and with strict adherence to compliance with the current regulatory framework.

For such purposes, the Bank has teams with extensive experience and knowledge in each area associated with risks, ensuring comprehensive and consolidated management of such risks, including the Bank and its subsidiaries.

(a)	Risk Management Structure

Credit, Market and Operational Risk Management are at all levels within the Organization, with a Corporate Governance structure that recognizes the significance of the different risk areas that exist.

The Bank’s Board of Directors as the maximum authority is responsible for establishing risk policies, the Risk Appetite Framework, and the guidelines for the measurement criteria and follow up of risks. Also, it approves the risk limits and contingency plans for each of the risks. Moreover, it approves the following policies: Credit risk policy, policy for complex products and services, operational risk policy, business continuation policy, outsourcing policy, market risk policy and liquidity risk policy. Likewise, it approves the provision models, Additional Allowances Policy and pronounces annually on the adequacy of allowances. Additionally, it approves the capital management policy for the monitoring, control, administration and the management of the Bank´s capital. Also, it confirms the strategies, functional structure and comprehensive management model of Operational Risk and guarantees the consistency of this model with the Bank’s strategy and proper implementation of the model within the organization. Accordingly, it has approved the risk management policy of the model together with the development framework, validates and follows up on the models. Furthermore, it establishes the Subsidiary Risk Control Policy, describing the supervision scheme that the Bank applies to the relevant subsidiaries to control the risks that affect them. Management is responsible both for the establishment of standards and associated procedures as well as for the control and compliance with that agreed by the Board of Directors, ensuring that there is consistency between the criteria applied by the Bank and its subsidiaries, maintaining strict coordination at the corporate level and informing the Board of Directors at the defined instances.

The Bank’s Corporate Governance considers the active involvement of the Board, acting directly or through different committees made up of Directors and members of the Senior Management. It is regularly informed and becomes aware of the evolution of the different risk management areas, being involved through its Finance, International and Financial Risk, Credit, Portfolio Risk Committee, Higher Committee on Operational Risk and Capital Management, in which the status of credit, market and operational risks and the Bank’s capital management are reviewed.

In addition to the Directors’ Committees, the Bank’s Management has the Technical Committee for the Supervision of Internal Models, the Model Risk Management Committee and the Operational Risk Committee, which review specific matters.

The sections below describe the different Board of Directors’ and Management’s committees mentioned above.

Risk Management is performed by the Corporate Risk Division, which by having highly experienced and specialized teams, together with a sound regulatory framework, allows for optimal and effective management of the matters it addresses.

The Corporate Risk Division contributes to providing effective governance to the Corporation’s main risks, with a focus on optimizing the risk-return relationship, ensuring business continuity and generating a robust risk culture, identifying potential losses derived from the non-compliance of counterparties, movements in market factors or the lack of adequacy of processes, people or systems, comprehensively contributing to capital management.

Likewise, it continually manages risk knowledge from a comprehensive approach, in order to contribute to the business anticipating threats that may damage the solvency and quality of the portfolio, promoting a unique risk culture towards the Corporation through training and permanent training.

Within this Division, the Bank’s risk functions are integrated as follows, ensuring, at the same time, the correct segregation of duties and independence:

-	Market Risk: Is responsible for developing the function of measuring, limiting, controlling and reporting on market risk, along with defining valuation standards and managing the Bank’s assets and liabilities. Moreover, this Management is responsible for taking care of the compliance of market risk management policies, liquidity management, investment in debt instruments approved by the Board of Directors and to communicate promptly the status of market risks in detail accordingly.

-	Wholesale Credit Risk Admission: is responsible for managing, resolving and controlling the approval process of businesses related to the Wholesale segment portfolio, including specific sectors and products for this portfolio, ensuring consistency, compliance and consistency of policies. for credit risk both in the Bank and in its subsidiaries.

-	Retail Admission, Regulations and Risk Transformation: Responsible for defining the credit risk management framework, both for reactive and proactive retail origination, within the defined regulatory scope and risk appetite established by the Bank. Also, the maintenance and implementation of all credit risk strategies associated with the automatic evaluation.

The regulatory body, manages credit risk, policies, standards and procedures of credit risk, adapting the established requirements and processes, for all segments on a cross-cutting manner in the Bank. Likewise, it conducts reviews of the quality of the credit process applied to retail banks and the continuous training of executives.

-	Special Asset Management: is responsible for the collection of loans from all of the Bank’s customer segments, with differentiated management in accordance with the institutional policies.

In addition, it is responsible for managing the sale of assets recovered by the Bank, arising from credit recovery processes.

-	Risk Management Monitoring, Reporting and Control: is responsible for managing and reporting credit risk, especially through monitoring the main portfolio indicators and in-depth analysis of situations and scenarios of special attention, timely detecting issues that may affect certain products, debtors or sectors, with the aim of minimizing the risk assumed and anticipating situations that could lead to loan losses.

Likewise, it provides information to the different governance bodies and areas involved in the decision-making process and contributes to providing effective governance to the Corporate Risk Division projects, ensuring regulatory compliance and the proper performance of the projects. Themselves, as well as being responsible for the management control of the Corporate Risk Division.

-	Risk Models: is responsible for developing, maintaining and updating credit risk models, whether for regulatory or management uses, in accordance with local and international regulations, determining the functional specifications and the most appropriate statistical techniques for the development of the required models. These models are involved in the measurement and management of model risk performed by the Model Risk and Internal Control Management, and presented to the relevant government bodies, such as the Technical Committee for the Supervision of Internal Models, the Portfolio Risk Committee or the Board of Directors, as appropriate.

Additionally, this Area is responsible for managing the process of calculating allowances for credit risk, ensuring the correct perfomance of the processes and analysis of the results obtained.

-	Model Risk and Internal Control: Is responsible for managing the risks associated with models and processes, and for such purpose, is supported by the functions of model validation and monitoring, model risk management, and internal control.

It conducts an independent review, evaluating the quality of the data, modeling techniques, compliance with regulatory provisions, its implementation within the institution and existing documentation. It also tracks the performance of the models and monitors each stage of the life cycle of the models within its scope, with the final purpose of generating mechanisms that allow it to measure and manage the level of model risk to which the Bank is exposed.

Finally, it is responsible for conducting an independent assessment of the internal control environment. For this purpose it has procedures that use the COSO 2013 (Committee of Sponsoring Organizations of the Treadway Commission) framework as a reference, which comprises five components: control environment, risk assessment, control activities, information and communication, and monitoring. This is carried out within the context of complying with local and international regulatory requirements, through the Updated Compilation of Regulations issued by the Financial Market Commission and Section 404 of the Sarbanes-Oxley Act, respectively.

-	Global Control: Address the operational risk environment and continuity of the business. This management is responsible for managing and supervising the application of policies, standards and procedures in each of the areas within the Bank and Subsidiaries. In relation to the area of Operational Risk, it is in charge for guaranteeing the identification and efficient management of operational risks and promoting a risk culture to prevent financial losses and improve the quality of processes, proposing continuous improvements to risk management, aligned with regulatory requirements of Basel III and business objectives.

As part of the structure, the Business Continuity Management is responsible for the management, control, and administration of recovery strategies in contingency situations. In addition, it ensures the Bank’s operational resilience by maintaining the crisis-management governance model, guaranteeing the continuity of critical services and operations, particularly those related to critical payment products and services. This model is strengthened through a comprehensive resilience framework that includes ongoing training programs, plan updates, and controlled testing to validate the effectiveness of the strategies against disruptive events that may impact the Bank, thereby reinforcing its capacity to respond safely and efficiently. Additionally, the structure includes the role and responsibilities of the Information Security Officer (ISO), who operates independently from the Cybersecurity Division. The ISO’s function is to design and implement controls by monitoring the activities carried out by the organizational units responsible for information security, cybersecurity, and technology risk within the Bank and its subsidiaries.

Additionally, the Bank has the Cybersecurity Division, which is responsible for defining, implementing and reporting the progress of the Strategic Cybersecurity Plan in line with the Bank’s business strategy, with one of its main focuses being to protect internal information, of its clients and collaborators.

This Division consists of the Governance and Identity Management, the Cyber Defense Management and the Technological Risk and Cyber Intelligence Management. The Cybersecurity Management and Subsidiaries Control Department is also part of the division, as a control unit. Section 5 of this Note describes the responsibilities of the indicated Managements.

Bank’s Board of Directors’ and Management’s Committees

(i)	Finance, International and Financial Risk Committee

In general terms, the objectives of this committee are to monitor and continuously review the liquidity status and, trends in the most important financial positions, as well as the associated results, and the price and liquidity risks that will be generated. Certain of its specific functions include, the review of the proposal to the Board of Directors of the Risk Appetite Framework (RAF), the Financing Plan and the structure of limits and alerts for price and liquidity risks, reviewing and approving the Comprehensive Risk Measurement (CRM) for subsequent due review in the Capital Management Committee and approval by the Board of Directors, the design of policies and procedures related to the establishment of limits and alerts for price risk and liquidity risk; reviewing the evolution of financial positions and market risks; monitoring limit excesses and alert activations; ensuring adequate identification of risk factors in financial positions; ensuring that the price and liquidity risk management guidelines in the Bank’s subsidiaries are consistent with those of the Bank, and that these are reflected in its own policies and procedures.

(ii)	Credit Committees

The credit approval process is performed mainly through several credit committees, which are composed of qualified professionals and with the sufficient powers to make the decisions required.

Each committee defines the terms and conditions under which the Bank accepts counterparty risks, and the Corporate Risk Division participates independently and autonomously of the commercial areas. They are constituted according to the commercial segments and the amounts to be approved and have different meeting periodicities.

Within the Bank´s risk management structure, the maximum approval instance is the Director´s Credit Committee. Its functions are to resolve all credit transactions associated with customers and economic groups with approved lines of credit in excess of UF 750,000, and to approve all credit transactions where the Bank’s internal regulations require approval from this Committee, except for any special powers delegated by the Board of Directors to Management.

(iii)	Portfolio Risk Committee

Among other duties, the Portfolio Risk Committee must understand the composition, concentration and risks attached to the bank’s loan portfolio, from a global, sectoral and business unit perspective, review and approve the comprehensive risk measurement (CRM) and the Credit Risk Appetite Framework (RAF) in the area of credit risk; It must review the main debtors, their delinquency, past-due portfolio and impairment indicators, together with the write-offs and loan portfolio allowances for each segment. It must propose differentiated management strategies, as well as analyzing and agreeing on the and analyze credit policy proposals that will be approved by the Board of directors. This committee also reviews and confirms the approvals of management models and methodologies Also, this committee is responsible for reviewing and ratifying the approvals of management models and methodologies previously conducted by the Technical Committee for the Supervision of Internal Models, as well as proposing the regulatory models and methodologies for final approval by the Board of Directors.

(iv)	Collection Committee

The purpose of the Collection Committee is fundamentally to ensure the ongoing and proper monitoring of credit collection activities. In particular, it focuses on reviewing the results and evolution of the amounts assigned to collection across the different delinquency stages of each product, as well as the productivity and recovery performance of the various banking segments

(v)	Senior Operational Risk Committee

The Senior Operational Risk Committee makes any necessary changes to the processes, controls and information systems that support the Bank’s transactions, to mitigate operational risks, and assure that areas can appropriately manage and control these risks.

This Committee has functions dedicated to supervising appropriate operational risk management at the bank and its subsidiaries, and for implementing the policies, standards and methods associated with the bank’s comprehensive operational risk management model. It plans initiatives to develop it and publishes them throughout the bank. It promotes a culture of operational risk management within the bank and its subsidiaries; review and approve the comprehensive risk measurement regarding Operational Risk. It approves the bank’s operational risk appetite framework; ensures compliance with the current regulatory framework, in matters that are limited to Operational Risk; become aware of the main frauds, incidents, events and their root causes, impacts and corrective measures accordingly; ensure the long-term solvency of the Organization (business continuity plans, information security and cybersecurity, controls, among others), avoiding risk factors that may jeopardize the continuity of the Bank. To decide about new products and services, and to verify the consistency of the operational risk management policies, business continuation, information security and cyber security across the bank’s subsidiaries, monitors their compliance, and reviews operational risk management at subsidiaries; become aware of the level of risk to which the bank is exposed in its outsourced services, sanction the selection of the model to perform stress tests and scenario selection methodologies and evaluate the results, among others.

(vi)	Capital Management Committee

The main purpose of this committee is to assess, monitor and review capital adequacy in accordance with the principles in the bank’s capital management policy and its risk framework, to ensure that capital resources are adequately managed, the CMF’s principles are respected, and the bank’s medium-term sustainability.

(vii)	Technical Committee for the Supervision of Internal Models

Among other functions, this committee must ensure compliance with the main guidelines to be used for the construction of models; analyze the adopted criteria and review and approve methodologies associated with non-regulatory models, which must be submitted to the Portfolio Risk Committee for consideration, for final confirmation; For regulatory models, this Committee is limited to its review, leaving approval in the hands of the Portfolio Risk Committee and subsequently the Board of Directors. He is also in charge of ensuring compliance with the model monitoring guidelines, which are also approved by the Board of Directors.

(viii)	Model Risk Management Committee

Its main function is to establish and oversee the institution-wide model risk management framework. Among other responsibilities, this committee reviews and discusses the identification and assessment of model risks based on aggregated results, provides guidelines and verifies the consistency of policies with subsidiaries, ensures the updating of the institutional inventory of models and methodologies, reviews the status of observations and action plans, and submits the Model Risk Management Policy to the Board of Directors for review and approval.

(b)	Internal Audit

The risk management processes of the entire Bank are permanently audited by the Internal Audit Area, which examines the sufficiency of the procedures and their compliance. Internal Audit discusses the results of all evaluations with Management and reports its findings and recommendations to the Board of Directors through the Audit Committee.

(c)	Measurement Methodology

Regarding to Credit Risk, loan loss provision and write offs are the fundamental metrics of the credit quality of our portfolio.

Banco de Chile permanently evaluates its loan portfolio, timely recognizing its risks. The bank has a set of guidelines related to modelling techniques for decision model development (scoring, campaigns and collection models), expected credit losses and stress testing. These guidelines and the resulting models are approved by the Board of Directors.

As a result of this evaluation, on both individual and group portfolios, expected credit losses are determined.

The individual portfolio encompasses companies that due to their size, complexity or indebtedness, require a more detailed and a case-by-case analysis. Each obligor is assigned one of 16 risk categories (according to qualitative criteria based on the Bank’s internal credit rating system and a scale proposed by the regulator), in order to establish its expected credit losses in a timely and appropriate manner. The review of these classifications is carried out permanently considering the financial situation, payment behavior and the environment of each client.

The group portfolio encompasses natural persons and smaller companies. These assessments are carried out monthly through statistical models that estimate the appropriate level of expected credit losses. The consistency of these models is assessed through an independent validation and, subsequently, through the model monitoring process (i.e. retrospective tests) that compare actual vs expected losses.

In 2025, the Bank made a few adjustments to the ECL models, more precisely to their PD forecasting (forward-looking) model for the individual portfolio, including more recent macroeconomic data. As a result of that, these adjustments resulted in an non-material variation of our ECL estimates.

The monitoring and control of risks are carried through a set of limits established by the Board of Directors. These limits reflect the Bank’s business and market strategy, as well as the level of risk that it is willing to accept.

(2)	Credit Risk

Credit risk considers the likelihood that the counterparty in the credit operation will not be able to fulfill its contractual obligation due to inability or financial insolvency, and this leads to a potential credit loss.

The Bank seeks an adequate risk-return relation, and an appropriate balance of the risks assumed, through permanent credit risk management considering the processes of admission, monitoring and recovery of the loans granted. It establishes the risk management framework for the different business segments to which it provides services, responding to regulatory demands and commercial dynamism, being part of the digital transformation and contributing from a risk perspective to the various businesses addressed, through a vision of the portfolio that allows managing, resolving and controlling the business approval and monitoring process in an efficient and proactive manner.

The Bank’s credit risk disclosures presented in this note are prepared using internal risk management metrics, including gross exposure and exposure at default (EAD). The gross carrying amounts exposed to credit risk are disclosed in Note 11 and Note 23.

In the business segments, the application of additional management processes is taken into consideration, to the extent required, for those financing requests that that will have a greater exposure to environmental and/or social risks.

The Bank integrates the socio-environmental criteria in its evaluations for the granting of financing destined to the development of projects, whether nation wide or regional, and that can generate an impact of this type, where they are executed. For the financing of projects, projects must have the corresponding permits, authorizations, patents and studies, according to the impact they generate. In addition, the Bank has specialized units for proving services to large customers, through which the financing of project development is concentrated, including those of Public Works concessions that contemplate the construction of infrastructure, mining, electrical and real estate developments that can generate an environmental impact.

During 2025, the Bank continues to identify risks associated with climate change, producing heat maps for the individual portfolio related to exposure to Physical Risks (at the level of geographic areas within the country) and Transition Risks (at the level of economic sectors).

Credit policies and processes materialize in the following management principles, which are addressed with a specialized approach according to the characteristics of the different markets and segments to which services are provided, recognizing the singularities of each one of them:

1.	Apply a rigorous evaluation in the admission process, based on established credit policies, standards and procedures, together with the availability of sufficient and accurate information. Accordingly, the Bank needs to analyze the generation of flows and solvency of the customer to meet its payment commitments and, when the characteristics of the operation merit it, must constitute adequate guarantees must be constituted that allow mitigating the risk assumed with the customer.

2.	Have permanent and robust portfolio tracking processes, through procedures and systems that alert both the potential indications of impairment of customers, with respect to the original conditions, and also the possible business opportunities with those that present a better payments quality and behavior.

3.	Develop credit risk modeling guidelines, in regulatory aspects and management, for efficient decision-making at different stages of the credit process.

4.	Have a collection structure with timely, agile and effective processes that allow management to be performed in accordance with the different types of customers and the types of breaches that arise, always in strict adherence to the regulatory framework and the Bank’s reputational definitions.

5.	Maintain an efficient administration in the organization of teams, tools and availability of information that allow the Bank to have optimal credit risk management.

Based on these management principles, the Corporate Risk Division contributes to the business and anticipates threats that may affect the solvency and quality of the portfolio, delivering timely responses to customers, maintaining the solid foundations that characterize the Bank’s portfolio in its different segments. and products.

The credit risk management process consists of the stages of Admission, Monitoring and Recovery or Collection for the retail and wholesale business segments to which the Bank provides services.

(a)	Admission:

In the retail segments, admission management performed mainly through a risk evaluation that uses scoring tools and credit attribution to approve each transaction. These evaluations, for natural persons without a business line and clients in the SME segment, take into consideration the level of indebtedness, the payment capacity and the maximum acceptable exposure for the customer, through information on payment behavior, indebtedness in the financial system and business and financial information, as applicable.

Additionally, the Bank has proactive admission processes for a diverse portfolio of customers. These consist of mass evaluation of customers through statistical models of eligibility and payment capacity, generating credit offers aligned with the strategies defined. This results in having preapproved loan offers available through multiple channels taking into consideration the business plan and the relation between risk and return.

Also, for the Wholesale segments, the management of admission is conducted through an individual analysis of the customers, also considering the relationship with the rest of the entities, if applicable. This analysis takes into consideration among other factors the capacity to generate cash, the financial position with an emphasis on the equity solvency, the levels of exposure, variables of the industry, evaluation of the shareholders and the Management, the specific aspects of the operations like the structure and term of the financing, products and guarantees. The aforementioned evaluation is supported by a rating model that allows higher uniformity in the analysis of the customer and its group.

There are also specialized areas of segments that by their nature need the knowledge of an expert, such as real estate, construction, agriculture, finance, international, among others. These experts support the preparation of the transactions having certain tools designed to meet the needs of the specific characteristics of the businesses and their related risks.

(b)	Follow Up:

From granting a loan until its full extinction, it is necessary to have a follow up of the behavior and financial position of the debtor with an emphasis on its payment capacity, as the situation of the customer and associated risk change over time. Portfolio monitoring allows the Bank to act proactively if indications of overall impairment are noted or if the debtor’s ability to meet its obligations is affected.

In the follow up function, methodologies and tools for the different segments in which the bank operates, have been developed, which allow proper management of its credit portfolio.

In the retail segments, the control and follow up concentrate on monitoring the main indicators of the portfolio and analysis of the groups, reported in the management reports, generating significant information for the decision making process in different instances defined. In addition, special follow ups are generated according to the significant events in the environment.

In the wholesale segments, a permanent follow up is performed through management tools at individual level taking into consideration the business segments and economic sectors. Through this process the alarms are generated that guarantee the proper and timely recognition of the risk in the individual portfolio and the special conditions established in the admission stage are monitored , including financial covenants, coverage of certain guarantees and conditions imposed at the time of the approval.

Additionally, in the Admission area, simultaneous follow up tasks are perform that allow the Bank to monitor the evolution of the transactions from the beginning until recovery, with the purpose of making sure that the portfolio’s risks are properly and timely, and proactively managing the cases posing higher risks.

(c)	Recovery or collection:

The Bank has specific regulations related to customer collection and normalization, which ensure the quality of the portfolio in accordance with credit policies, and the desired risk appetite framework and strict adherence to the current regulatory framework. Through collection management, customers with temporary cash flow problems are favored, debt normalization plans are proposed for viable customers, so that it is possible to maintain the relationship in the long term once their situation is regularized. The recovery of assets at risk is maximized and the necessary collection actions are conducted, in a timely manner, to ensure the recovery of debts or reduce the potential loss.

In the retail segments, the Bank defines refinancing criteria through the establishment of predefined renegotiation guidelines to resolve the debt issues of viable customers with payment intentions, maintaining an adequate risk-return ratio, along with the incorporation of robust tools for differentiated collection management.

In the wholesale segments, when detecting customers that show indications of impairment or default of any type or condition, the commercial area to which the customers belongs, together with the Corporate Risk Division, establish action plans for their regularization. For cases of higher complexity where specialized management is required, the Special Asset Management, area is directly in charge of collection management, establishing action plans and negotiations based on the characteristics of each customer.

(d)	Derivative Transactions

The Bank estimates the Pre-Settlement Exposure (PSE), used for credit risk management purposes, through simulations of market factors that allow forecasting the potential evolution of the economic value (CMTM) for all derivatives. The PSE corresponds to the value that a transaction could reach, in favor of the Bank, under scenarios of market volatility and with a 95% confidence level.

PSE is calculated daily for each counterparty, updating volatilities, correlations, and the parameters used in the simulation models, in order to keep market conditions as up to date as possible. Each simulation incorporates a full valuation of the transactions at every point in time.

A portfolio approach is taken into account when computing exposures of several transactions executed with a single counterparty.

Credit mitigating conditions for derivative transactions are commonly used in the local financial market. Financial institutions may use early termination clauses, netting arrangements, among others, provided the corresponding contractual documentation has been duly executed.

For counterparties residing abroad (mostly global banks), transactions are documented under ISDA Master Agreements and CSA, where netting and cash collateral above agreed threshold levels constitute the typical credit mitigation schemes.

Collateral agreements have been requested by certain banks for inter-banking transactions within other financial institutions, but its effective application under Chilean Law make advisable not to include it in the exposure measurement.

This metric is used for measuring, limiting, controlling and reporting credit exposures by counterparty.

(e)	Portfolio Concentration:

The maximum exposure to credit risk, by customer or counterparty, without taking into account guarantees or other credit enhancements as of December 31, 2025 and 2024, does not exceed 10% of the Bank’s effective equity.

The tables below show credit risk exposure per balance sheet item, including derivatives, detailed by both geographic region and industry sector as of December 31, 2025:

	Chile	United States	England	Brazil	Others	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Financial assets

Cash and deposits in banks	2,256,651	279,035	7,971	8	47,321	2,590,986

Financial assets held for trading at fair value through profit or loss

Derivative financial instruments
Forwards (*)	220,871	9,347	73,114	—	75,651	378,983
Swaps (**)	683,270	118,530	575,343	—	111,667	1,488,810
Call options	332	—	—	—	—	332
Put options	2,515	—	—	—	—	2,515
Futures	—	—	—	—	—	—
Subtotal	906,988	127,877	648,457	—	187,318	1,870,640

Debt financial instruments
From the Chilean Government and Central Bank	2,798,329	—	—	—	—	2,798,329
Other debt financial instruments issued in Chile	277,354	—	—	—	—	277,354
Financial debt instruments issued Abroad	—	46,019	—	—	—	46,019
Subtotal	3,075,683	46,019	—	—	—	3,121,702

Others financial instruments
Investments in mutual funds	400,222	—	—	—	—	400,222
Equity instruments	619	—	—	—	—	619
Others	616	802	—	—	—	1,418
Subtotal	401,457	802	—	—	—	402,259

Financial assets at fair value through other comprehensive income

Debt financial instruments
From the Chilean Government and Central Bank	1,174,306	—	—	—	—	1,174,306
Other debt financial instruments issued in Chile	2,338,926	—	—	—	—	2,338,926
Financial debt instruments issued Abroad	—	35,739	—	—	—	35,739
Subtotal	3,513,232	35,739	—	—	—	3,548,971

Equity Instruments
Equity instruments issued in Chile	8,744	—	—	—	—	8,744
Equity instruments issued by foreign institutions	—	—	—	—	2,488	2,488
Subtotal	8,744	—	—	—	2,488	11,232

Derivative financial instruments for hedging purposes
Forwards	—	—	—	—	—	—
Swaps	—	7,130	22,584	—	—	29,714
Call Options	—	—	—	—	—	—
Put Options	—	—	—	—	—	—
Futures	—	—	—	—	—	—
Subtotal	—	7,130	22,584	—	—	29,714

Financial assets at amortized cost
Rights by resale agreements	100,643	—	—	—	—	100,643

Debt financial instruments
From the Chilean Government and Central Bank	460,956	—	—	—	—	460,956
Subtotal	460,956	—	—	—	—	460,956

Loans to Banks
Central Bank of Chile	—	—	—	—	—	—
Domestic banks	—	—	—	—	—	—
Foreign banks (***)	—	5,024	—	204,397	190,371	399,792
Subtotal	—	5,024	—	204,397	190,371	399,792

Loans to customers
Commercial loans	19,509,696	—	—	—	39,851	19,549,547
Residential mortgage loans	13,934,469	—	—	—	—	13,934,469
Consumer loans	5,770,298	—	—	—	—	5,770,298
Subtotal	39,214,463	—	—	—	39,851	39,254,314

(*)	Others includes France of Ch$70,734 million, Switzerland of Ch$4,917million.
(**)	Others includes France of Ch$38,116 million, Spain of Ch$26,711 million and Canada of Ch$46,840 million.
(***)	Others includes China of Ch$122,586 million, South Korea of Ch$6,794, Peru of Ch$473 million, Netherlands of Ch$36,303 million, Singapore of Ch$21,658 million and India of Ch$2,557 million.
	Central Bank of Chile	Government	Retail (Individuals)	Financial Services	Trade	Manufacturing	Mining	Electricity, Gas and Water	Agriculture and Livestock	Fishing	Transportation and Telecom	Construction	Services	Others	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Cash and deposits in banks	1,347,525	—	—	1,243,461	—	—	—	—	—	—	—	—	—	—	2,590,986

Financial assets held for trading at fair value through profit or loss
Derivative financial instruments
Forwards	—	—	—	337,437	13,248	6,864	1,297	586	1,437	—	8,506	5,667	3,941	—	378,983
Swaps	—	—	8	1,412,893	2,596	3,106	—	17,419	4,405	33	34,024	2,654	11,672	—	1,488,810
Call Options	—	—	—	58	204	13	—	—	57	—	—	—	—	—	332
Put Options	—	—	—	425	1,866	199	—	—	—	16	—	8	1	—	2,515
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	8	1,750,813	17,914	10,182	1,297	18,005	5,899	49	42,530	8,329	15,614	—	1,870,640

Debt financial instruments
From the Chilean Government and Central Bank	2,388,127	410,202	—	—	—	—	—	—	—	—	—	—	—	—	2,798,329
Other debt financial instruments issued in Chile	—	—	—	277,354	—	—	—	—	—	—	—	—	—	—	277,354
Financial debt instruments issued Abroad	—	46,019	—	—	—	—	—	—	—	—	—	—	—	—	46,019
Subtotal	2,388,127	456,221	—	277,354	—	—	—	—	—	—	—	—	—	—	3,121,702

Others financial instruments
Investments in mutual funds	—	—	—	400,222	—	—	—	—	—	—	—	—	—	—	400,222
Equity instruments	—	—	—	619	—	—	—	—	—	—	—	—	—	—	619
Others	—	—	—	1,418	—	—	—	—	—	—	—	—	—	—	1,418
Subtotal	—	—	—	402,259	—	—	—	—	—	—	—	—	—	—	402,259

Financial assets at fair value through Other Comprehensive Income
Debt financial instruments
From the Chilean Government and Central Bank	—	1,174,306	—	—	—	—	—	—	—	—	—	—	—	—	1,174,306
Other debt financial instruments issued in Chile	—	—	—	2,254,319	6,658	—	—	11,727	38,011	—	—	—	28,211	—	2,338,926
Financial debt instruments issued Abroad	—	—	—	35,739	—	—	—	—	—	—	—	—	—	—	35,739
Subtotal	—	1,174,306	—	2,290,058	6,658	—	—	11,727	38,011	—	—	—	28,211	—	3,548,971

Equity Instruments
Equity instruments issued in Chile	—	—	—	8,744	—	—	—	—	—	—	—	—	—	—	8,744
Equity instruments issued by foreign institutions	—	—	—	2,488	—	—	—	—	—	—	—	—	—	—	2,488
Subtotal	—	—	—	11,232	—	—	—	—	—	—	—	—	—	—	11,232

Derivative financial instruments for hedging purposes
Forwards	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Swaps	—	—	—	29,714	—	—	—	—	—	—	—	—	—	—	29,714
Call Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Put Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	—	29,714	—	—	—	—	—	—	—	—	—	—	29,714

Financial assets at amortized cost (*)
Rights by resale agreements	—	—	—	98,266	—	—	—	—	—	—	—	—	2,377	—	100,643

Debt financial instruments
From the Chilean Government and Central Bank	—	460,956	—	—	—	—	—	—	—	—	—	—	—	—	460,956
Subtotal	—	460,956	—	—	—	—	—	—	—	—	—	—	—	—	460,956

Loans to Banks
Central Bank of Chile	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Domestic banks	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Foreign banks	—	—	—	399,792	—	—	—	—	—	—	—	—	—	—	399,792
Subtotal	—	—	—	399,792	—	—	—	—	—	—	—	—	—	—	399,792

(*)	Economic activity of Loans and accounts receivable from customers disclosed in Note No. 11 e).

The tables below show credit risk exposure per balance sheet item, including derivatives, detailed by both geographic region and industry sector as of December 31, 2024:

	Chile	United States	England	Brazil	Others	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Financial Assets

Cash and deposits in banks	1,928,373	652,953	20,508	8	97,234	2,699,076

Financial assets held for trading at fair value through profit or loss

Derivative financial instruments
Forwards (*)	161,046	4,215	30,380	—	32,029	227,670
Swaps (**)	927,824	57,428	917,837	—	167,392	2,070,481
Call Options	3,937	—	1,012	—	—	4,949
Put Options	250	—	3	—	—	253
Futures	—	—	—	—	—	—
Subtotal	1,093,057	61,643	949,232	—	199,421	2,303,353

Debt financial instruments
From the Chilean Government and Central Bank	1,495,457	—	—	—	—	1,495,457
Other debt financial instruments issued in Chile	217,948	—	—	—	—	217,948
Financial debt instruments issued Abroad	—	976	—	—	—	976
Subtotal	1,713,405	976	—	—	—	1,714,381

Others financial instruments
Investments in mutual funds	408,121	—	—	—	—	408,121
Equity instruments	1,039	—	—	—	—	1,039
Others	1,930	599	—	—	—	2,529
Subtotal	411,090	599	—	—	—	411,689

Financial assets at fair value through other comprehensive income

Debt financial instruments
From the Chilean Government and Central Bank	660,777	—	—	—	—	660,777
Other debt financial instruments issued in Chile	1,375,630	—	—	—	—	1,375,630
Financial debt instruments issued Abroad	—	51,938	—	—	—	51,938
Subtotal	2,036,407	51,938	—	—	—	2,088,345

Equity Instruments
Equity instruments issued in Chile	7,277	—	—	—	—	7,277
Equity instruments issued by foreign institutions	—	—	—	—	2,215	2,215
Subtotal	7,277	—	—	—	2,215	9,492

Derivative financial instruments for hedging purposes
Forwards	—	—	—	—	—	—
Swaps	—	28,599	40,794	—	4,566	73,959
Call Options	—	—	—	—	—	—
Put Options	—	—	—	—	—	—
Futures	—	—	—	—	—	—
Subtotal	—	28,599	40,794	—	4,566	73,959

Financial assets at amortized cost
Rights by resale agreements	87,291	—	—	—	—	87,291

Debt financial instruments
From the Chilean Government and Central Bank	944,109	—	—	—	—	944,109
Subtotal	944,109	—	—	—	—	944,109

Loans to Banks
Central Bank of Chile	—	—	—	—	—	—
Domestic banks	300,042	—	—	—	—	300,042
Foreign Banks (***)	—	—	—	269,191	98,470	367,661
Subtotal	300,042	—	—	269,191	98,470	667,703

Loans to customers, net
Commercial loans	20,028,110	—	—	—	119,870	20,147,980
Residential mortgage loans	13,233,327	—	—	—	—	13,233,327
Consumer loans	5,554,989	—	—	—	—	5,554,989
Subtotal	38,816,426	—	—	—	119,870	38,936,296

(*)	Others includes France of Ch$28,892 million, Spain of Ch$2,313 million, Switzerland of Ch$765 million and Belgium of Ch$59 million.
(**)	Others includes France of Ch$43,194 million, Spain of Ch$31,437 million and Canada of Ch$92,761 million.
(***)	Others includes China of Ch$32,260 million, Netherlands of Ch$26,931 million, Switzerland of Ch$24,665 million and Singapore of Ch$14,614 million.
	Central Bank of Chile	Government	Retail (Individuals)	Financial Services	Trade	Manufacturing	Mining	Electricity, Gas and Water	Agriculture and Livestock	Fishing	Transportation and Telecom	Construction	Services	Others	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Cash and deposits in banks	1,036,476	—	—	1,662,600	—	—	—	—	—	—	—	—	—	—	2,699,076

Financial assets held for trading at fair value through profit or loss
Derivative financial instruments
Forwards	—	—	—	199,429	3,890	13,094	200	2,394	5,024	315	1,183	638	1,503	—	227,670
Swaps	—	—	—	1,972,003	1,079	7,970	—	13,947	23,613	1,756	37,459	7,758	4,896	—	2,070,481
Call Options	—	—	—	1,182	1,036	1,159	—	—	1,483	—	76	—	13	—	4,949
Put Options	—	—	—	90	137	26	—	—	—	—	—	—	—	—	253
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	—	2,172,704	6,142	22,249	200	16,341	30,120	2,071	38,718	8,396	6,412	—	2,303,353

Debt financial instruments
From the Chilean Government and Central Bank	1,217,317	278,140	—	—	—	—	—	—	—	—	—	—	—	—	1,495,457
Other debt financial instruments issued in Chile	—	—	—	217,948	—	—	—	—	—	—	—	—	—	—	217,948
Financial debt instruments issued Abroad	—	—	—	976	—	—	—	—	—	—	—	—	—	—	976
Subtotal	1,217,317	278,140	—	218,924	—	—	—	—	—	—	—	—	—	—	1,714,381

Others financial instruments
Investments in mutual funds	—	—	—	408,121	—	—	—	—	—	—	—	—	—	—	408,121
Equity instruments	—	—	—	1,039	—	—	—	—	—	—	—	—	—	—	1,039
Others	—	—	—	2,529	—	—	—	—	—	—	—	—	—	—	2,529
Subtotal	—	—	—	411,689	—	—	—	—	—	—	—	—	—	—	411,689

Financial assets at fair value through Other Comprehensive Income
Debt Financial Instruments
From the Chilean Government and Central Bank	—	660,777	—	—	—	—	—	—	—	—	—	—	—	—	660,777
Other debt financial instruments issued in Chile	—	—	—	1,342,558	5,202	—	—	11,315	11,503	—	5,052	—	—	—	1,375,630
Financial debt instruments issued Abroad	—	—	—	51,938	—	—	—	—	—	—	—	—	—	—	51,938
Subtotal	—	660,777	—	1,394,496	5,202	—	—	11,315	11,503	—	5,052	—	—	—	2,088,345

Equity Instruments
Equity instruments issued in Chile	—	—	—	7,277	—	—	—	—	—	—	—	—	—	—	7,277
Equity instruments issued by foreign institutions	—	—	—	2,215	—	—	—	—	—	—	—	—	—	—	2,215
Subtotal	—	—	—	9,492	—	—	—	—	—	—	—	—	—	—	9,492

Derivative financial instruments for hedging purposes
Forwards	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Swaps	—	—	—	73,959	—	—	—	—	—	—	—	—	—	—	73,959
Call Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Put Options	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Subtotal	—	—	—	73,959	—	—	—	—	—	—	—	—	—	—	73,959

Financial assets at amortized cost (*)
Rights by resale agreements	—	—	—	82,505	—	—	—	—	—	—	—	—	4,786	—	87,291

Debt financial instruments
From the Chilean Government and Central Bank	—	944,109	—	—	—	—	—	—	—	—	—	—	—	—	944,109
Subtotal	—	944,109	—	—	—	—	—	—	—	—	—	—	—	—	944,109

Loans to Banks
Central Bank of Chile	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Domestic banks	—	—	—	300,042	—	—	—	—	—	—	—	—	—	—	300,042
Foreign banks	—	—	—	367,661	—	—	—	—	—	—	—	—	—	—	367,661
Subtotal	—	—	—	667,703	—	—	—	—	—	—	—	—	—	—	667,703

(*)	Economic activity of Loans and accounts receivable from customers disclosed in Note No. 11 e).
(e)	Collateral and Other Credit Enhancements:

The amount and type of collateral required depends on the counterparty’s credit risk assessment.

The Bank has guidelines regarding the acceptability of types of collateral and valuation parameters.

The main types of collateral obtained are:

-	For commercial loans: Residential and non-residential real estate, liens and inventory.

-	For retail loans: Mortgages loans on residential property.

The Bank also obtains collateral from parent companies for loans granted to their subsidiaries.

Management makes sure its collateral is acceptable in accordance with to both external standards and internal policies guidelines and parameters. The Bank has approximately 255,927 collateral constituted as of December 31, 2025 (248,807 in December 2024), the majority of which consist of real estate.

The following table contains guarantees values as of December 31, 2025 and 2024:

		Fair value of collateral and credit enhancements held as of December 31, 2025
Loans to customers:	Maximum exposure to credit risk	Mortgages	Pledge	Securities	Warrants	Net collateral	Net exposure
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Loans to corporations	14,661,553	3,943,491	132,773	471,893	3,086	4,551,243	10,110,310
Loans to small business	4,887,994	3,465,683	15,860	10,592	—	3,492,135	1,395,859
Consumer lending	5,770,298	367,490	439	2,361	—	370,290	5,400,008
Mortgage lending	13,934,469	13,457,848	63	—	—	13,457,911	476,558
Total	39,254,314	21,234,512	149,135	484,846	3,086	21,871,579	17,382,735

		Fair value of collateral and credit enhancements held as of December 31, 2024
Loans to customers:	Maximum exposure to credit risk	Mortgages	Pledge	Securities	Warrants	Net collateral	Net exposure
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Loans to corporations	15,288,676	3,985,392	137,504	559,132	1,345	4,683,373	10,605,303
Loans to small business	4,859,304	3,465,474	14,464	10,240	—	3,490,178	1,369,126
Consumer lending	5,554,989	387,195	552	2,500	—	390,247	5,164,742
Mortgage lending	13,233,327	12,711,594	120	—	—	12,711,714	521,613
Total	38,936,296	20,549,655	152,640	571,872	1,345	21,275,512	17,660,784

The Bank also uses mitigating tactics for credit risk on derivative transactions. Through date, the following mitigating tactics are used:

●	Accelerating transactions and net payment using market values at the date of default of one of the parties.

●	Option for both parties to terminate early any transactions with a counterparty at a given date, using market values as of the respective date.

●	Margins established with time deposits by customers who have FX forwards with the subsidiary Banchile Corredores de Bolsa S.A.

The value of the guarantees that the Bank holds related to the loans individually classified as impaired as of December 31, 2025 and 2024 amounted Ch$190,093 million and Ch$183,021 million, respectively.

The value of the guarantees related to past due loans but not impaired as of December 31, 2025 and 2024 amounted Ch$545,626 million and Ch$521,142 million respectively.

(f)	Credit Quality by Asset Class:

The Bank determines the credit quality of financial assets using internal credit ratings. The rating process is linked to the Bank’s approval and monitoring processes and is performed in accordance with risk categories established by current standards. Credit quality is continuously updated based on any favorable or unfavorable developments for customers or their environments, considering aspects such as commercial and payment behavior as well as financial information.

The Bank also conducts reviews focused on companies that are involved in specific economic sectors, which are affected either by macroeconomic variables or variables of the sector. In this way, it is possible to timely establish the necessary and sufficient level of allowances to cover the losses due to the possible non-recoverability of the loans granted.

The credit quality by asset class for Consolidated Statements of Financial Position line items, based on the Bank’s credit rating system, is presented in Note No. 11 letter (d).

The detail of the past due but not impaired portfolio is as follows:

	Past due but not impaired(*)
As of December 31,	Neither past due nor impaired	Up to 30 days	Over 30 days and up to 60 days	Over 60 days and up to 90 days	Over 90 days	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
2025	36,628,529	875,025	242,698	75,804	—	37,822,056
2024	36,465,961	837,539	207,800	70,974	498	37,582,772

(*)	These amounts include the past due portion and the remaining balance of loans in default.

(g)	Assets Received in Lieu of Payment:

The Bank has received assets in lieu of payment totaling Ch$42,778 million and Ch$44,876 as of December 31, 2025 and 2024, respectively, the majority of which are properties. All these assets are managed for sale.

(h)	Renegotiated Assets:

The loans are presented as renegotiated in the statement of financial position correspond to those in which the related financial commitments have been restructured, and the Bank assesses the probability of recovery as sufficiently high.

The table below provides the detail of the carrying amounts of loans with renegotiated terms by financial asset class:

	2025	2024
Financial assets	MCh$	MCh$
Loans to Banks
Domestic banks	—	—
Foreign banks	—	—
Subtotal	—	—
Loans to Customers at amortized cost
Commercial loans	504,756	484,156
Residential mortgage loans	322,610	299,599
Consumer loans	365,996	369,183
Subtotal	1,193,362	1,152,938
Total renegotiated financial assets	1,193,362	1,152,938

There is a rise in renegotiated loans. This trend is due to deteriorating payment performance in higher risk borrowers compared to the previous year.

The Bank calculates ECLs either on a group or an individual basis, which are described in more detail in Note 2 (i) (viii).

The renegotiated portfolio of Banco de Chile represents 3.04% of the total loans.

The most common type of modification is to extend the term of the loan. For payment extensions, depending on the characteristics of each credit, the Bank can agree with the client changes in the initial conditions in terms of interest rate and payment schedule. With regard to the forgiveness of the principal, the Bank normally does not give this benefit. The Board of Directors might on rare occasions approve debt forgiveness for a portion of principal on certain credit-operations that have been impaired and provisioned previously. Only those borrowers which are considered viable are renegotiated. If the debtor is not considered to be financially viable, the Bank proceeds to the legal collection of debts.

The table below includes Stage 2 and 3 assets that were modified and, therefore, treated as forborne during the 2025 period, with the related modification loss suffered by the Bank.

2025
MCh$
Amortized costs of financial assets modified during the period	492,329
Net modification loss	91,951

Although the Bank does not have systematized information related to the balance of modified loans by type of concession, it continuously monitors its impaired portfolio as defined in note 2 (i) (viii). Also, for internal purposes the renegotiated loan portfolio is analyzed and reviewed as part of the impaired portfolio. Therefore, for management and regulatory (local and IFRS) reporting purposes the Bank does not frequently use information on loans modified by types of concession.

The table below shows the gross carrying amount of previously modified financial assets for which loss allowances has changed to 12 month Expected Credit Losses (12mECL) measurement during the 2025 period:

	December 31, 2025
	Post modification		Pre-modification
	Gross carrying amount	Corresponding ECL	Gross carrying amount	Corresponding ECL
	MCh$	MCh$	MCh$	MCh$
Facilities that have cured since modification and are now measured using 12mECLs (Stage 1)	40,095	2,149	40,802	11,743
Facilities that reverted to (Stage 2/3) lifetime ECLs having once cured	19,214	4,735	19,143	1,807

The Bank determines the appropriate amount of allowance for expected credit losses as follows:

The commercial loan renegotiations are always evaluated and approved individually by the credit committee with all the background and history of previous approvals, including financial records, delinquencies or other previous renegotiations of the debtor. In this step of renegotiation approval, a reevaluation of the provision level is always carried out for each debtor.

Among the variables that the credit committee considers in establishing the level of provisions for the individual portfolio are payment behavior, payment capacity and collateral coverage are mainly considered.

The approvals of the renegotiation operations are submitted to specialized credit committees, whose members have attributions adjusted to this risk.

Moreover, an operation identified as renegotiation never leaves this classification for purposes of monitoring and provisioning.

(i)	Compliance with credit limits granted to related debtors

Below are detailed the figures for compliance with the credit limit granted to debtors related to the ownership or management of the Bank and subsidiaries, in accordance with the Article 84 No. 2 of the General Banking Law, which establishes that in no case the total of these credits may exceed the amount of its Total or Regulatory Capital:

	December 2025	December 2024
	MCh$	MCh$
Total related debt	571,097	579,923
Consolidated Total or Regulatory Capital	7,115,175	6,955,292
Limit used %	8.03%	8.34%

(3)	Market Risk:

Market Risk refers to the loss that the Bank could face due to a liquidity shortage to make the payments, or to close financial transactions in a timely manner (Liquidity Risk), or due to adverse movements in the values of market variables (Price Risk). For its proper management, the guidelines of the Liquidity Risk Management Policy and the Market Risk Management Policy are considered, both are subject to review by the Market Risk Manager and approval by the Bank's Board of Directors, at least annually.

Market risk sensitivities disclosed in this note are based on financial instruments measured at fair value and are prepared using the valuation methodologies and significant inputs described in Note 41. Accordingly, such sensitivities reflect the exposure arising from instruments measured at fair value and do not include financial instruments measured at amortized cost, unless otherwise indicated.

(a)	Liquidity Risk:

Liquidity Risk Measurement and Limits

The Bank manages the Liquidity Risk in accordance with the established on the Liquidity Risk Management Policy, managing separately for each sub-category thereof; this is for Trading Liquidity Risk and Funding Liquidity Risk.

Trading Liquidity Risk is the inability to close, at current market prices, the financial positions opened mainly from the Trading Book (which is daily valued at market prices and the value differences instantly reflected in the Statement Income). This risk is controlled by establishing limits on the positions amounts of the Trading Book in accordance with that is estimated to be closed in a short time period. Additionally, the Bank incorporates a negative impact on the Statement of Income whenever it believes that the size of a certain position in the Trading Book exceeds the reasonable amount negotiated in the secondary markets, which would allow the exposure to be offset without altering market prices.

Funding Liquidity Risk refers to the Bank’s inability to obtain sufficient cash to meet its immediate obligations. This risk is managed by a minimum amount of highly liquid assets called liquidity buffer, and establishing limits and controls of internal metrics, among which the Market Access Report (“MAR”) stands out, which estimates the amount of funding that the Bank would need from wholesale financial counterparties, for the next 30 and 90 days in each of the significant currencies in the balance sheet, to face a cash need as a result of the transaction under business as usual conditions.

The use of December within 2025 is shown below (LCCY = local currency; FCCY = foreign currency):

	MAR LCCY + FCCY BCh$		MAR FCCY MUS$
	1 – 30 days	1 – 90 days		1 –30 days
Maximum	2,693	4,922	Maximum	1,613
Minimum	604	2,743	Minimum	(71)
Average	1,550	3,896	Average	718

The Bank also monitors the amount of assets denominated in local currency that is financed by liabilities denominated in foreign currency, including all tenors and the cash flows generated by full delivery derivatives payments. This metric is referred to as Cross Currency Funding. The bank oversees and limits this amount to take precautions against not only Banco de Chile’s event but also against a systemic adverse environment generated by a country risk event that might trigger lack of foreign currency funding.

The use of Cross Currency Funding within year 2025 is illustrated below:

Cross Currency Funding
MUS$

Maximum	3,635
Minimum	604
Average	2,167

The Bank establishes thresholds that alert behaviors outside the expected ranges at a normal or prudent level of operation, in order to protect other dimensions of liquidity risk such as, for example, maturities concentration of fund providers, the diversification of sources of funds either by type of counterparty or type of product, among others.

The evolution over time of the statement of financial ratios of the Bank is monitored in order to detect structural changes in the characteristics of the balance sheet, such as those presented in the following table and whose relevant values of use during the year 2025 are shown below:

	Funding Financial Counterparties / Assets	Deposits/ Loans

Maximum	39%	65%
Minimum	36%	60%
Average	38%	62%

Additionally, certain market index, prices and monetary decisions made by the Central Bank of Chile are monitored to detect structural changes in market conditions that can trigger a liquidity shortage or even a financial crisis.

Furthermore, the Liquidity Risk Management Policy requires the regular performance of stress tests periodically which are controlled against potentially accessible action plans in each modeled scenario, accordance with the guidelines established in the Liquidity Contingency Plan. This process is essential in determining the Bank´s liquidity risk appetite.

The Bank measures and controls the mismatch of cash flows under regulatory standards with the C46 index report, which represents the net cash flows expected over time because of the contractual maturity of almost all assets and liabilities. Additionally, the Commission for the Financial Market (hereinafter, “CMF”) authorized Banco de Chile, among others, to report the adjusted C46 index. This allows the Bank to report, in addition to the regular C46 index, outflow behavior assumptions of certain specific elements of the liability, such as on demand deposits and time deposits. In addition, the regulator also requires some rollover assumptions for the loan portfolio.

Through the present date, the CMF establishes the following provisions for the C46 index:

Foreign Currency balance sheet items: 1-30 days, Regulatory Limit C46 index < 1 x Tier-1 Capital

The levels of use of this index during the year 2025 are shown illustrated below:

	Adjusted C46 CCY and FCCY as part of Basic Capital		Adjusted C46 FCCY as part of Basic Capital
	1 – 30 days	1 – 90 days	1 – 30 days

Maximum	0.21	0.20	0.28
Minimum	(0.14)	(0.23)	0.08
Average	0.01	(0.01)	0.21
Regulatory Limit	N/A	N/A	1.0

The following tables present detailed information about the Liquidity Position of the institution separated by currency and time bucket, used for regulatory reporting and liquidity risk management, including contractual and adjusted cash flows positions and Liquidity Gap.

Contractual Basis categorizes the cash flow based on the terms of the underlying contract and the earliest payment or collection that is allowed under the contract terms. The Adjusted Basis is based on the Bank's estimates of when the cash will be paid or received. These estimates incorporate the use of models to allocate the cash inflow and outflow across the defined time buckets based on the historical experience of the bank. This cash flow modeling aims to reflect the expected business behavior and is currently applied in Liquidity Risk Management. In accordance with local regulatory requirements, compliance with the Liquidity Gap limit is assessed and monitored using the Adjusted Basis methodology.

The table presented is in a consolidated level, defined as the bank as a sole institution plus its subsidiaries.

The consolidated term liquidity gap is presented below:

CONSOLIDATED CURRENCY	From 0 to 7 days	From 0 to 15 days	From 0 to 30 days	From 0 to 90 days

Cash flow receivable (assets) and income	9,350,866	12,579,070	14,315,907	17,529,813
Cash flow payable (liabilities) and expenses	20,617,686	23,047,061	26,450,839	30,298,214
Liquidity Gap	11,266,820	10,467,991	12,134,932	12,768,401

FOREIGN CURRENCY	From 0 to 7 days	From 0 to 15 days	From 0 to 30 days	From 0 to 90 days

Cash flow receivable (assets) and income	693,213	979,445	968,538	1,065,862
Cash flow payable (liabilities) and expenses	2,430,507	2,876,839	3,354,715	4,273,320
Liquidity Gap	1,737,294	1,897,394	2,386,177	3,207,458

Limits:
One time capital			5,644,125
AVAILABLE MARGIN (*)			3,257,948

*	In the limit up to 30 days, in foreign currency, the Bank has an available margin of Ch$3,257,948,417,020.
CONSOLIDATED CURRENCY	From 0 to 7 days	From 0 to 15 days	From 0 to 30 days	From 0 to 90 days

Cash flow receivable (assets) and income	9,018,516	11,843,584	13,043,834	15,347,579
Cash flow payable (liabilities) and expenses	10,353,960	11,335,132	12,788,552	15,093,532
Liquidity Gap	1,335,444	(508,452)	(255,282)	(254,047)
FOREIGN CURRENCY	From 0 to 7 days	From 0 to 15 days	From 0 to 30 days	From 0 to 90 days

Cash flow receivable (assets) and income	614,569	782,091	630,860	455,073
Cash flow payable (liabilities) and expenses	1,505,842	1,863,222	2,215,868	3,043,949
Liquidity Gap	891,273	1,081,131	1,585,008	2,588,876

Limits:
One time capital			5,644,125
AVAILABLE MARGIN (*)			4,059,117

In the limit up to 30 days, in foreign currency, the Bank has an available margin of Ch$4,059,117,550,856.

Additionally, the regulatory entities have introduced other metrics that the Bank uses in its management, such as the Liquidity Coverage Ratio (“LCR”) and Net Stable Financing Ratio (“NSFR”), using assumptions similar to those used in the international banking. For the first, the minimum level required is 1 time (100%) of the LCR indicator, where as for the second the limit requirement is 0.9 times (90%) of the NSFR indicator. The evolution of the LCR and NSFR metrics during the year 2025 are shown below:

	LCR	NSFR

Maximum	2.13	1.22
Minimum	1.82	1.17
Average	1.97	1.19
Regulatory Limit	1.00	0.9	(*)

(*)	By transitory disposition of the Central Bank of Chile, in Chapter III.B.2.1 of the Compendium of Accounting Standards for Banks, this limit will gradually increase until reaching 1.0 in January 2026.

The contractual maturity profile of the financial liabilities of Banco de Chile and its subsidiaries (consolidated basis), to December 2025 and 2024, is as follows:

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2025
Transactions in the course of payment	564,172	—	—	—	—	—	564,172
Full delivery derivative transactions	490,271	369,130	724,294	1,153,074	1,027,445	1,247,938	5,012,152
Financial liabilities at amortized cost
Current accounts and other demand deposits	14,498,196	—	—	—	—	—	14,498,196
Time deposits and saving accounts	9,316,902	2,897,857	1,813,808	6,587	793	646	14,036,593
Obligations by repurchase agreements	287,110	—	—	—	—	—	287,110
Borrowings from financial institutions	64,372	318,830	778,352	135,060	—	—	1,296,614
Debt financial instruments issued (all currencies)	18,708	370,475	1,289,167	3,015,473	2,119,402	5,738,729	12,551,954
Other financial obligations	367,323	—	—	—	—	—	367,323
Financial instruments of regulatory capital issued (subordinated bonds)	3,247	—	46,655	92,486	89,240	1,149,624	1,381,252
Total (excluding non-delivery derivative transactions)	25,610,301	3,956,292	4,652,276	4,402,680	3,236,880	8,136,937	49,995,366

Non-delivery derivative transactions	479,836	675,990	775,896	1,529,409	1,014,770	2,214,460	6,690,361

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2024
Transactions in the course of payment	283,605	—	—	—	—	—	283,605
Full delivery derivative transactions	728,329	328,138	972,304	1,202,183	861,833	1,490,511	5,583,298
Financial liabilities at amortized cost
Current accounts and other demand deposits	14,263,303	—	—	—	—	—	14,263,303
Time deposits and saving accounts	9,437,781	2,670,440	2,138,233	56,593	450	562	14,304,059
Obligations by repurchase agreements	109,280	66	527	—	—	—	109,873
Borrowings from financial institutions	22,207	159,438	921,822	—	—	—	1,103,467
Debt financial instruments issued (all currencies)	13,893	158,375	1,178,285	2,983,446	2,328,034	4,472,111	11,134,144
Other financial obligations	284,479	—	—	—	—	—	284,479
Financial instruments of regulatory capital issued (subordinated bonds)	3,140	—	48,654	92,974	89,437	1,153,294	1,387,499
Total (excluding non-delivery derivative transactions)	25,146,017	3,316,457	5,259,825	4,335,196	3,279,754	7,116,478	48,453,727

Non-delivery derivative transactions	153,172	399,612	1,201,809	1,385,711	894,295	1,912,040	5,946,639
(b)	Price Risk:

Price Risk Measurement and Limits

The Price Risk measurement and management processes are carried out in accordance with the established on the Market Risk Management Policy, by using internal metrics developed by the Bank, both for the Trading Book and for the Banking Book (the Banking Book includes all balance sheet items, including those in the Trading Book but in such case these are reported at an interest rate adjustment term of one day, thus not generating accrual interest rate risk). In addition, the portfolio recorded under the Fair Value Through Other Comprehensive Income (hereinafter FVTOCI) is considered, which is a sub-set of the Banking Book, which given its nature is relevant to measure it independently. In addition, the Bank reports metrics to regulatory entities according to the models defined by them.

The Bank has established internal limits for the exposures of the Trading Book. In fact, FX positions (FX delta), interest rate sensitivities generated by the derivatives and debt securities portfolios (DV01 or also referred as to rho) and the FX options volatility sensitivity (vega) are measured, reported and controlled against their limits. Limits are established on an aggregate basis but also for some specific tenor points. The use of these limits is daily monitored, controlled and reported by independent control functions to the senior management of the bank. The internal governance framework also establishes that these limits must be approved by the Board of Directors and reviewed at least annually.

The Bank measures and controls the risk for the Trading Book portfolios using the Value-at-Risk (VaR). The model uses a 99% confidence level, and the most recent one-year observed rates, prices and yields data.

The use of VaR within the year 2025 is shown below:

Value-at-Risk 99% one-day confidence level
MCh$

Maximum	1,906
Minimum	516
Average	1,117

Additionally, the Bank performs measuring, limiting, controlling and reporting interest rate exposures and risks for the Banking Book using internally developed methodologies based on the differences in the amounts of assets and liabilities considering the interest rate adjustment dates. Exposures are measured according to the Interest Rate Exposure or IRE metric and their related risks using the Earnings-at-Risk or EaR metric for short-term measurements and metrics such as Delta EVE sensitivities (Economic Value of Equity) and Delta EVE VaR for long-term measurements. Within these metrics, Prepayment Risk is considered, which corresponds to the customer’s ability to pay, fully or partially, their debt before maturity. For such purposes, a loan flow allocation model is generated with exposure to interest rate fluctuations, according to their prepayment behavior, finally reflecting a decrease in their average maturity term.

The use of EaR within the year 2025 is shown below:

12- months Earnings-at-Risk 99% confidence level 3 months closing period
MCh$

Maximum	228,919
Minimum	165,929
Average	203,729

The regulatory risk measurement for the Trading Book (Market Risk Weighted Assets report or mRWA) is prepared using guidelines provided by the Central Bank of Chile (hereinafter, “BCCh”) and the CMF. The aforementioned methodologies estimate the potential loss that the bank may incur considering standardized fluctuations of the value of market factors such as FX rates, interest rates and volatilities that may adversely impact the value of FX spot positions, interest rate exposures, and volatility exposures, respectively. Interest rates changes are provided by the regulatory entity; moreover, correlation factors and very conservative term are included to explain non-parallel changes in the yield curve.

The risk measurement for the Banking Book, according to regulatory guidelines (RMLB report per its Spanish acronym), because of interest rate fluctuations is carried out through the use of standardized methodologies provided by regulatory entities (BCCh and CMF). The report includes models for reporting interest rate gaps and how their value varies, according to rate fluctuations that are defined by the scenarios provided by the regulations. In addition to this, the regulatory entity has requested banks to establish internal limits, separately for short-term and long-term balances, NII and EVE respectively, for these regulatory measurements.

The results effectively realized during the month for trading activities are controlled against defined loss levels and if these levels are exceeded, senior management is notified to evaluate potential corrective actions.

Finally, the Market Risk Management Policy of Banco de Chile required the performance of daily stress tests for the Trading Book and monthly for the Banking Book. Additionally, the stress test for the FVTOCI portfolio is included, which is reported daily. The output of the stress testing process is monitored against corresponding alert levels; in the case those triggers are breached, the senior management is notified to implement further actions, if necessary. Additionally, these book tests are a fundamental part of establishing the Bank’s price risk appetite framework.

The following table illustrates the interest rate cash-flows of the Banking Book, considering the interest rate repricing dates on an individual basis, as of December 31, 2025 and 2024:

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Assets as of December 31, 2025
Cash and deposits in banks	2,574,653	—	—	—	—	—	2,574,653
Transactions in the course of collection	398,870	—	—	—	—	—	398,870
Financial assets at fair value through other comprehensive income:
Debt financial instruments	122,687	364,977	1,694,489	1,037,150	177,600	151,991	3,548,894
Derivative financial instruments for hedging purposes	1,530	7,885	40,255	564,015	298,745	1,057,656	1,970,086
Financial assets at amortized cost:
Rights by resale agreements	57,023	—	—	—	—	—	57,023
Debt financial instruments	—	14,089	7,859	162,583	321,295	—	505,826
Loans to Banks	186,284	8,892	208,407	—	—	—	403,583
Loans to customers, net	5,578,003	2,465,737	8,212,752	8,924,482	5,793,296	16,143,007	47,117,277
Total Assets	8,919,050	2,861,580	10,163,762	10,688,230	6,590,936	17,352,654	56,576,212

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Assets as of December 31, 2024
Cash and deposits in banks	2,677,676	—	—	—	—	—	2,677,676
Transactions in the course of collection	382,677	—	—	—	—	—	382,677
Financial assets at fair value through other comprehensive income:
Debt financial instruments	143,990	272,612	867,605	490,101	217,174	96,808	2,088,290
Derivative financial instruments for hedging purposes	747	8,544	311,890	442,555	337,594	893,516	1,994,846
Financial assets at amortized cost:
Rights by resale agreements	—	—	—	—	—	—	—
Debt financial instruments	—	25,951	11,478	500,385	159,001	306,586	1,003,401
Loans to Banks	398,595	58,098	216,769	—	—	—	673,462
Loans to customers, net	5,417,405	3,126,005	8,684,037	8,875,282	5,369,386	15,070,223	46,542,338
Total Assets	9,021,090	3,491,210	10,091,779	10,308,323	6,083,155	16,367,133	55,362,690
	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2025
Transactions in the course of payment	571,023	—	—	—	—	—	571,023
Derivative financial instruments for hedging purposes	2,252	2,021	29,606	535,849	354,597	1,481,648	2,405,973
Financial liabilities at amortized cost
Current accounts and other demand deposits	14,526,894	—	—	—	—	—	14,526,894
Time deposits and saving accounts	9,316,902	2,897,857	1,813,808	6,587	793	646	14,036,593
Obligations by repurchase agreements	43,509	—	—	—	—	—	43,509
Borrowings from financial institutions	64,372	318,830	778,352	135,060	—	—	1,296,614
Debt financial instruments issued (*)	18,708	370,475	1,289,167	3,015,473	2,119,402	5,738,729	12,551,954
Financial instruments of regulatory capital issued (subordinated bonds)	363,649	—	—	—	—	—	363,649
Other liabilities	3,247	—	46,655	92,486	89,240	1,149,624	1,381,252
Total liabilities	24,910,556	3,589,183	3,957,588	3,785,455	2,564,032	8,370,647	47,177,461

	Up to 1 month	1 to 3 months	3 to 12 months	1 to 3 years	3 to 5 years	Over 5 years	Total
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$
Liabilities as of December 31, 2024
Transactions in the course of payment	297,983	—	—	—	—	—	297,983
Derivative financial instruments for hedging purposes	1,588	2,755	303,336	381,790	343,096	1,133,338	2,165,903
Financial liabilities at amortized cost
Current accounts and other demand deposits	14,287,507	—	—	—	—	—	14,287,507
Time deposits and saving accounts	9,437,781	2,670,440	2,138,233	56,593	450	562	14,304,059
Obligations by repurchase agreements	9,984	—	—	—	—	—	9,984
Borrowings from financial institutions	21,222	159,438	921,822	—	—	—	1,102,482
Debt financial instruments issued (*)	13,893	158,375	1,178,285	2,983,446	2,328,034	4,472,111	11,134,144
Financial instruments of regulatory capital issued (subordinated bonds)	284,479	—	—	—	—	—	284,479
Other liabilities	3,140	—	48,654	92,974	89,437	1,153,294	1,387,499
Total liabilities	24,357,577	2,991,008	4,590,330	3,514,803	2,761,017	6,759,305	44,974,040

(*)	Amounts shown here are different from those reported in the liabilities report, which is part of the liquidity analysis, due to differences in the treatment of mortgage bonds issued by the Bank in both reports.

Price Risk Sensitivity Analysis

The Bank uses stress tests as the main sensitivity analysis tool for Price Risk. The analysis is implemented for the Trading Book, Banking Book and the FVTOCI portfolio separately. The Bank has adopted this tool as it is considered more useful than fluctuations in business as usual scenario, such as VaR or EaR, given that:

(i)	The financial crisis shows market factors fluctuations that are materially larger than those used in the VaR with 99% of confidence level or EaR with 99% of confidence level.

(ii)	The financial crisis also shows that correlations between these fluctuations are materially different from those used in the VaR calculation, since a crisis precisely indicates severe disconnections between the behaviors of market factors fluctuations with respect to the patterns observed under normal conditions.

(iii)	Trading liquidity dramatically diminishes during financial distress and especially in emerging markets. Therefore, the overnight VaR number might not be representative of the loss for trading portfolios in such environment since closing exposures period may exceed one business day. This may also happen when calculating EaR, even considering three months as the closing period.

The impacts are determined through mathematical simulations of fluctuations in the values of market factors, and, estimating the changes of the economic and /or accounting value of the financial positions.

To comply with IFRS 9, the following exercise was included illustrating an estimation of the impact of extreme but reasonable fluctuations of interest rates, swaps yields, FX rates and exchange volatility, which are used for valuing Trading Book, Banking Book and the FVTOCI portfolio. Because the Bank’s portfolio includes positions denominated in nominal and real interest rates, these fluctuations must be aligned with extreme but realistic Chilean inflation changes forecasts.

For the Trading Book, the exercise is implemented by multiplying the sensitivity by the fluctuations obtained as the results of mathematical simulations over a two-week time horizon and using the maximum historical volatility, within a significant period of time, in each of the market factor present. In the case of the FVTOCI portfolio a four-week time horizon is used due to liquidity constrains; Banking Book impacts are estimated by multiplying cumulative gaps by forward interest rates fluctuations modeled over a three-month time horizon and using the maximum historical volatility of interest fluctuations but limited by maximum fluctuations and / or levels observed within a significant period of time. It is relevant to note that the methodology might ignore some portion of the interest rates convexity, since it is not captured properly when large fluctuations are modeled. Because of the magnitude of the changes, the methodology may be reasonable enough for the purposes and scope of the analysis.

The following table illustrates the fluctuations resulting from the main market factors in the maximum stress test exercise, or more adverse, for the Trading Book.

The directions or signs of these fluctuations related to those that generate the most adverse impact in the aggregate level.

Average Fluctuations of Market Factors for Maximum Stress Scenario Trading Book
	CLP Derivatives (bps)	CLP Bonds (bps)	CLF Derivatives (bps)	CLF Bonds (bps)	USD Offshore SOFR Derivatives (bps)	Spread USD On/Off Derivatives (bps)
Lower than 1 year	8	89	126	60	34	(65)
Higher than 1 year	(13)	126	(24)	111	33	(23)

bps = basis points

The worst impact on the Bank’s Trading Book as of December 31, 2025, as a result of the simulation process described above, is as follows:

Most Adverse Stress Scenario P&L Impact Trading Book (MCh$)
CLP Interest Rate	(13,347)
Derivatives	100
Debt instruments	(13,447)
CLF Interest Rate	(1,890)
Derivatives	(823)
Debt instruments	(1,067)
Interest rate US SOFR	(2,960)
SOFR/CAM interest rate spread	(1,247)
Total Interest rates	(19,444)
Banking spread	—
Total FX and FX Options	(474)
Total	(19,918)

The modeled scenario would generate losses in the Trading Book of Ch$19,918 million. Such fluctuations would not result in material losses compared to Basic Capital or to the P&L estimate for the next 12-months.

The impact on the Banking Book as of December 31, 2025, which does not necessarily mean a net loss (gain) but a lower (higher) net income from funds generation (resulting in the generation of the net interest rate), is shown below:

Most Adverse Stress Scenario 12-Month Revenue Accrual Book (MCh$)
Impact by Base Interest Rate shocks	(262,853)
Impact due to Spreads Shocks	(20,924)
Higher / (Lower) Net revenues	(283,777)

The impact on the FVTOCI portfolio is detailed in the tables below. First there are the main fluctuation in the market factors, due to the scenarios provided for the stress test meltdown (more adverse), for this portfolio.

The signs of the variations below correspond to the ones that generate the most adverse impact.

Average Fluctuations of Market Factors for Maximum Stress Scenario FVOCI Portfolio
	CLP Bonds (bps)	CLF Bonds (bps)	USD Offshore Derivatives SOFR (bps)	Spread USD On/Off Derivatives (bps)
Lower than 1 year	151	232	(13)	(71)
Higher than 1 year	142	249	6	(30)

bps = basis points

The worst impact on the Bank’s FVTOCI portfolio as of December 31, 2025, because of the simulation process described above, is as follows:

Most Adverse Stress Scenario P&L Impact FVOCI portfolio (MCh$)
CLP Debt Instrument	(45,843)
CLF Debt Instrument	(80,393)
Interest rate US SOFR	11
Banking spread	(4,515)
Corporative spread	1,719
Total	(129,021)

The modeled for the FVTOCI Portfolio would generate potential impacts on equity accounts for Ch$129,021 million.

The main negative impact on the Trading Book would occur because of an increase in rates on debt instruments in CLP and CLF over 1 year, while in the case of the FVTOCI portfolio the main impact comes from upward fluctuations in interest rates of debt instruments in CLP and CLF greater than 1 year. For its part, the lowest potential income in the next 12 months in the Banking Book would occur in a scenario of a sharp inflation rates and a limited fall in nominal interest rates.

(4)	Other Information related to Financial Risks:

Offsetting of financial assets and liabilities:

The Bank trades financial derivatives with foreign counterparties using ISDA Master Agreement (International Swaps and Derivatives Association, Inc.), under legal jurisdiction of the City of New York – USA or London – United Kingdom. Legal framework in these jurisdictions, along with documentation mentioned, it allows Banco de Chile the right to anticipate the maturity of the transaction and then, offset the net value of those transactions in case of default of counterparty. Additionally, the Bank has negotiated with these counterparties an additional annex (CSA Credit Support Annex), that includes other credit mitigating, such as entering margins on a certain amount of net value of transactions, early termination (optional or mandatory) of transactions at certain dates in the future, coupon adjustment of transaction in exchange for payment of the debtor counterpart over a certain threshold amount, etc.

Below are detail the contracts susceptible to offset:

	Fair Value		Contracts with a negative fair value with right to offset		Contracts with positive fair value with right to offset		Financial guarantee		Net fair value
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$	MCh$

Derivative financial assets	1,900,354	2,377,312	(715,643)	(817,430)	(839,686)	(1,103,430)	(172,966)	(169,344)	172,059	287,108

Derivative financial liabilities	2,377,282	2,585,761	(715,643)	(817,430)	(839,686)	(1,103,430)	(456,594)	(334,897)	365,359	330,004